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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):               July 15, 1999


                         WORLDPORT COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

         Delaware              000-25015               84-1127336
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(State or other jurisdiction   (Commission         (I.R.S. Employer
   of incorporation)           File Number)        Identification No.)

 1825 Barrett Lakes Blvd., Suite 100, Kennesaw, Georgia              30144
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(Address of principal executive office)                            (Zip code)

Registrant's telephone number including area code:   (770) 792-8735

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(Former name or former address, if changed since last report)

                            Exhibit Index on Page __


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ITEM 5.           OTHER EVENTS.

         On July 15, 1999, The Heico Companies, LLC ("Heico"), completed an additional $15.0 million equity investment in WorldPort Communications, Inc. ("WorldPort") through (i) the exercise of Heico's option (the "Series C Option") to purchase 283,206 additional shares of the Company's Series C Convertible Preferred Stock (the "Series C Stock") for an aggregate purchase price of $10.0 million and (ii) the purchase of 141,603 shares of the Company's newly-created Series E Convertible Preferred Stock (the "Series E Stock") for an aggregate purchase price of $5.0 million. In connection with this investment, WorldPort granted Heico an option (the "Series F Option") to purchase 424,809 shares of the Company's newly-created Series F Convertible Preferred Stock (the "Series F Stock") for an aggregate purchase price of $15.0 million.

         The Series C Option was granted to Heico pursuant to a Series C Preferred Stock Purchase Agreement, dated as of December 31, 1998 (the "Series C Purchase Agreement"), between WorldPort and Heico. As a result of Heico's exercise of the Series C Option, Heico now owns 1,416,030 shares of Series C Stock, representing all of the issued and outstanding shares of Series C Stock. Heico is entitled to 40 votes per share of Series C Stock and is entitled to vote on all matters submitted to a vote of the stockholders of WorldPort, voting together with the holders of WorldPort's common stock (the "Common Stock") as a single class. At Heico's option, it may convert the Series C Stock into Common Stock at a conversion price of $3.25 per share of Common Stock (i.e., 10.865 shares of Common Stock for each share of Series C Stock). The number of shares of Common Stock into which the Series C Stock is convertible is subject to adjustment in certain circumstances, such as stock splits, stock dividends and recapitalizations. Heico also has certain additional rights with respect to these shares, including certain demand and piggyback registration rights.

         The 141,603 shares of Series E Stock were purchased by Heico pursuant to a Series E Preferred Stock Purchase Agreement, dated as of July 15, 1999, between WorldPort and Heico. Such shares represent all of the issued and outstanding shares of Series E Stock. With respect to the Series E Stock, Heico is entitled to that number of votes as is equal to the number of shares of Common Stock into which the Series E Stock could be converted and is entitled to vote on all matters submitted to a vote of the stockholders of WorldPort, voting together with the holders of Common Stock as a single class. At Heico's option, it may convert the Series E Stock into Common Stock at a conversion price of $3.25 per share of Common Stock (i.e., 10.865 shares of Common Stock for each share of Series E Stock). The number of shares of Common Stock into which the Series E Stock is convertible is subject to adjustment in certain circumstances, such as stock splits, stock dividends and recapitalizations.

         Heico was granted the Series F Option pursuant to an Option Agreement, dated as of July 15, 1999, between WorldPort and Heico. The Series F Option is exercisable for a three year period from the date of grant. Upon the purchase of Series F Stock, Heico will be entitled to that number of votes as is equal to the number of shares of Common Stock into which the Series F Stock could be converted and will be entitled to vote on all matters submitted to a vote of the stockholders of



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WorldPort, voting together with the holders of Common Stock as a single class.
At Heico's option, following its purchase of the Series F Stock it may convert the Series F Stock into Common Stock at a conversion price of $4.00 per share of Common Stock (i.e., 8.8275 shares of Common Stock for each share of Series F Stock). The number of shares of Common Stock into which the Series F Stock is convertible is subject to adjustment in certain circumstances, such as stock splits, stock dividends and recapitalizations.

         WorldPort intends to use the proceeds from this $15.0 million equity investment for working capital and other general corporate purposes. This investment satisfied the conditions for the extension of the maturity date of WorldPort's bridge loan facility to August 18, 1999.

         As a result of this additional equity investment, Heico owns directly approximately 40% of WorldPort's outstanding votes (41.5% if the Series F Option was exercised in full). By virtue of a Shareholder Agreement, dated as of December 31, 1998, among Heico, WorldPort and certain stockholders of WorldPort, Heico currently controls, with respect to certain matters, including acquisitions, incurrence of debt and the issuance or sale of equity securities, additional shares of capital stock of the Company representing approximately 31% of WorldPort's outstanding votes after this investment.

         For a complete description of the terms of the transactions described above, see the Series C Preferred Stock Purchase Agreement, the Shareholder Agreement (and amendments thereto), the Registration Rights Agreement, the Series E Preferred Stock Purchase Agreement, the Option Agreement, the Certificate of Designations, Preferences and Rights of the Series C Convertible Preferred Stock, the Certificate of Designations, Preferences and Rights of the Series E Convertible Preferred Stock, and the Certificate of Designations, Preferences and Rights of the Series F Convertible Preferred Stock which are attached hereto as exhibits (or incorporated by reference).

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

c)  Exhibits

      Exhibit No.          Description
      -----------          -----------
         2.1               Series C Preferred Stock Purchase Agreement, dated
                           December 31, 1998, by and between The Heico
                           Companies, LLC and WorldPort Communications, Inc.
                           (incorporated by reference to Exhibit 2.1 to WorldPort's Current Report on Form 8-K, dated
                           December 31, 1998)

         2.2 Shareholder Agreement, dated December 31, 1998, by and among The Heico Companies, LLC, WorldPort Communications, Inc., Paul A. Moore, Phillip S. Magiera, Theodore H. Swindells and Maroon Bells Capital Partners, Inc. (incorporated by reference to
                           Exhibit 2.2 to WorldPort's Current Report on Form 8-K, dated December 31, 1998)



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         2.2(a)            Amendment to Shareholder Agreement, dated January 25,
                           1999, by and among The Heico Companies, LLC,
                           WorldPort Communications, Inc., Paul A. Moore,
                           Phillip S. Magiera, Theodore H. Swindells and Maroon Bells Capital Partners, Inc. (incorporated by reference to Exhibit 2.2 to WorldPort's Current
                           Report on Form 8-K, dated January 25, 1999)

         2.3 Registration Rights Agreement, dated December 31, 1998, by and between The Heico Companies, LLC and WorldPort Communications, Inc. (incorporated by reference to Exhibit 2.3 to WorldPort's Current Report on Form 8-K, dated December 31, 1998)

         2.4 Series E Preferred Stock Purchase Agreement, dated July 15, 1999, by and between The Heico Companies, LLC and WorldPort Communications, Inc.

         2.5 Option Agreement, dated July 15, 1999, by and between The Heico Companies, LLC and WorldPort
                           Communications, Inc.

         4.1 Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock of WorldPort Communications, Inc. (incorporated by reference to Exhibit 4.1 to WorldPort's Current Report on Form 8-K, dated December 31, 1998)

         4.2 Certificate of Designations, Preferences and Rights of Series E Convertible Preferred Stock of WorldPort Communications, Inc.

         4.3 Certificate of Designations, Preferences and Rights of Series F Convertible Preferred Stock of WorldPort Communications, Inc.

         99.1              Press Release dated July 15, 1999








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         WORLDPORT COMMUNICATIONS, INC.

                         By:/s/ Carl Grivner
                         ---------------------------------
                         Name: Carl Grivner
                         Title: Chairman, President and Chief Executive Officer

Dated: August 10, 1999



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                                  EXHIBIT INDEX

      Exhibit No. Description                                          Page No.

         2.1 Series C Preferred Stock Purchase Agreement, dated December 31, 1998, by and between The Heico Companies, LLC and WorldPort Communications, Inc. (incorporated by reference to
                  Exhibit 2.1 to WorldPort's Current Report on Form 8-K, dated December 31, 1998)

         2.2 Shareholder Agreement, dated December 31, 1998, by and among The Heico Companies, LLC, WorldPort Communications, Inc., Paul
                  A. Moore, Phillip S. Magiera, Theodore H. Swindells and Maroon Bells Capital Partners, Inc. (incorporated by reference to
                  Exhibit 2.2 to WorldPort's Current Report on Form 8-K, dated December 31, 1998)

         2.2(a) Amendment to Shareholder Agreement, dated January 25, 1999, by and among The Heico Companies, LLC, WorldPort Communications, Inc., Paul A. Moore, Phillip S. Magiera, Theodore H. Swindells and Maroon Bells Capital Partners, Inc. (incorporated by reference to Exhibit 2.2 to WorldPort's Current Report on Form 8-K, dated January 25, 1999)

         2.3 Registration Rights Agreement, dated December 31, 1998, by and between The Heico Companies, LLC and WorldPort Communications, Inc. (incorporated by reference to Exhibit 2.3 to WorldPort's Current Report on Form 8-K, dated December 31, 1998)

         2.4 Series E Preferred Stock Purchase Agreement, dated July 15, 1999, by and between The Heico Companies, LLC and WorldPort Communications, Inc.

         2.5 Option Agreement, dated July 15, 1999, by and between The Heico Companies, LLC and WorldPort Communications, Inc.

         4.1 Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock of WorldPort Communications, Inc. (incorporated by reference to Exhibit 4.1 to WorldPort's Current Report on Form 8-K, dated December 31, 1998)

         4.2      Certificate of Designations, Preferences and Rights of
                  Series E



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                  Convertible Preferred Stock of WorldPort Communications, Inc.

         4.3 Certificate of Designations, Preferences and Rights of Series F Convertible Preferred Stock of WorldPort Communications, Inc.

         99.1     Press Release dated July 15, 1999



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